UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2010

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	91-1653725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

925 FOURTH AVENUE, SUITE 2500
SEATTLE, WASHINGTON 98104
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 28, 2010, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) approved the appointment of Joshua R. Hochberg, Esq. as examiner (the “Examiner”) in the chapter 11 cases of Washington Mutual, Inc. (the “Company”) and WMI Investment Corp. (together with the Company, the “Debtors”) (Case Number 08-12229 (MFW)).

By separate order, dated July 22, 2010, the Bankruptcy Court directed the Examiner to investigate (a) the claims and assets that may be property of the Debtors’ estates that are proposed to be conveyed, released or otherwise compromised and settled under the Debtors’ proposed Plan of Reorganization (the “Plan”) and that certain Global Settlement Agreement that resolves certain disputes among the Debtors, JPMorgan Chase Bank, National Association, the Federal Deposit Insurance Corporation, as receiver for Washington Mutual Bank and in its corporate capacity, and certain other parties in interest, including all Released Claims (as defined in the Global Settlement Agreement) and the claims and defenses of third parties thereto (the “Settlement Component”) and (b) such other claims, assets and causes of action which will be retained by the Debtors and/or the proceeds thereof, if any, distributed to creditors and/or equity interest holders pursuant to the Plan, and the claims and defenses of third parties thereto (the “Retained Asset Component”).  A preliminary report with respect to the Settlement Component and the Retained Asset Component is due on or before September 7, 2010 and, unless the Bankruptcy Court finds that additional time for discovery is required, a final report is due on or before October 8, 2010.  Such time may be extended by order of the Bankruptcy Court, issued sua sponte or upon application by the Examiner on notice to all parties entitled to the same under Federal Rule of Bankruptcy Procedure 2002, for cause shown.

Cautionary Statement Regarding Forward-Looking Statements

The Current Report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements.  Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under “Factors that May Affect Future Results.”  These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates.  Other risks that the Company faces include, but are not limited to, the following: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Debtors’ chapter 11 proceedings prosecuted by the Debtors from time to time; (ii) risks associated with third parties seeking and obtaining Bankruptcy Court approval to convert the Debtors’ chapter 11 cases to cases under chapter 7 of the bankruptcy code; and (iii) the potential adverse impact of the Debtors’ chapter 11 cases on the Debtors’ liquidity or results of operations.  Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements.  However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: August 3, 2010	By:	/s/ Chad Smith
Chad Smith
Executive Vice President